EXECUTION COPY

AMENDMENT NO. 3 TO THE FIRST LIEN CREDIT AGREEMENT

AMENDMENT NO. 3 TO THE FIRST LIEN CREDIT AGREEMENT (this "Amendment No. 3") dated as of June 23, 2009, among UNITEK ACQUISITION, INC., a Delaware corporation (the "Borrower"), UNITEK MIDCO, INC. (the "Parent"), the guarantors listed on the signature page hereof, the financial institutions and other lender parties to the First Lien Credit Agreement referred to below (collectively, the "Lenders") and ROYAL BANK OF CANADA, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Parent, the guarantors named therein and Royal Bank of Canada as lender and administrative agent have entered into a First Lien Credit Agreement dated as of September 27, 2007 (such First Lien Credit Agreement, as amended by Amendment No. 1 dated as of December 5, 2007, Amendment No. 2 dated as of March 26, 2008, and as otherwise amended, supplemented or modified prior to the date hereof, the "First Lien Credit Agreement"). Capitalized terms not otherwise defined in this Amendment No. 3 have the same meanings as specified in the First Lien Credit Agreement.

(2) The Borrower, the Parent, the guarantors named therein, the financial institutions and other lenders party thereto and the Administrative Agent have entered into a Second Lien Term Loan Agreement dated as of September 27, 2007 (such Second Lien Term Loan Agreement, as amended by Amendment No. 1 dated as of May 15, 2009, and as otherwise amended, supplemented or modified prior to the date hereof, the "Second Lien Term Loan Agreement").

(3) The Borrower and the Lenders have agreed to amend the First Lien Credit Agreement, but only on the terms and conditions hereinafter set forth.

(4) Accordingly, the First Lien Credit Agreement is hereby amended as follows:

SECTION 1. Amendment to First Lien Credit Agreement.

(a) Section 1.01 of the First Lien Credit Agreement is hereby amended by:

(i) adding the following new definitions in the appropriate alphabetical order:

"***Additional Equity Trigger Date***" means the earliest to occur of (i) the date falling 18 months after the Amendment No. 3 (First Lien Credit Agreement) Effective Date, (ii) the date the Sponsor, other Equity Investor or other investors reasonably acceptable to the Administrative Agent shall have contributed, directly or indirectly, at least $10,000,000 of additional capital other than by way of the exercise of the Liquidity Cure Right; *provided* that such additional capital shall not have been contributed for the purpose of funding any type of acquisition, and (iii) the date one or more Incremental Term B Loans or Incremental Term C Loans shall have been made for the purpose of reducing at least $10,000,000 in principal balance of outstanding Revolving Credit Loans.

"*Amendment No. 3*" means that certain Amendment No. 3 to this Agreement, dated as of June 23, 2009 among the Borrower, the Parent, the guarantors named therein, the financial institutions and other lender parties to this Agreement referred to therein and the Administrative Agent.

"*Amendment No. 3 (First Lien Credit Agreement) Effective Date*" means the "Effective Date" as defined in Amendment No. 3.

"*Cash Balance*" means, at any time, the aggregate amount of unrestricted cash and Cash Equivalents on hand (inclusive of amounts on deposit in accounts in favor of the Collateral Agent) at the Borrower and its consolidated Subsidiaries at such time, *minus* the amount of any trade payables at such time for which the payment thereof is overdue by more than 60 days beyond the due dates therefor.

"*Investor Equity Commitment Letter*" means one or more commitment letters from Equity Investors pursuant to which (a) such Equity Investors agree to provide up to $3,000,000 in aggregate of additional capital contributions directly or indirectly to the Borrower in connection with the exercise of the Liquidity Cure Right, and (b) such Equity Investors shall covenant (i) to maintain the right to call for additional cash capital contributions of not less than the Investor Equity Maximum Capital Commitment, to be made directly or indirectly to the Borrower, which contributions shall be used to fund an exercise of the Liquidity Cure Right hereunder, and (ii) that until the Additional Equity Trigger Date, such Equity Investors shall at all times maintain aggregate unfunded capital commitments equal to not less than the Investor Maximum Capital Commitment.

"*Investor Equity Maximum Capital Commitment*" means, at any time, (i) $3,000,000 minus (ii) the aggregate amount of previously funded Liquidity Cure Right Proceeds.

"*Liquidity*" means, at any time, the sum of (i) the aggregate unused portion of the Revolving Credit Commitments at such time and (ii) the Cash Balance at such time.

"*Liquidity Contribution*" means, at any time, the amount of additional capital contributed, directly or indirectly to the Borrower by the Equity Investors or other investors reasonably acceptable to the Administrative Agent pursuant to a Liquidity Cure Right or an Optional Liquidity Increase.

"*Liquidity Cure Right*" has the meaning given to such term in Section 6.03.

"*Liquidity Cure Right Proceeds*" has the meaning given to such term in Section 6.03.

(ii) deleting clause (a) of the definition of "*Applicable Margin*" in its entirety and replacing it with the text "(a) in respect of the Term B Facility, 5.50% per annum for Base Rate Advances and 6.50% per annum for Eurodollar Rate Advances";

(iii) deleting the last sentence in the definition of "*Applicable Margin*" in its entirety and the chart set forth thereafter and replacing it with the text "In the case of the Revolving Credit Facility, 5.00% per annum for Base Rate Advances and 6.00% per annum for Eurodollar Rate Advances"

(iv) amending the definition of "***Eurodollar Rate***" to insert the following sentence after the end of clause (c) thereof:

> "Notwithstanding the calculation of Eurodollar Rate set forth above, for all purposes set forth in the Loan Documents, the applicable Eurodollar Rate shall be no less than 2.5% per annum"; and

(v) deleting the definition of "***Revolving Credit Commitment Fee***" in its entirety and replacing it with the following text:

> "***Revolving Credit Commitment Fee***" means 1.00% per annum;

(vi) amending subsection (i) to the definition of "***Specified Adjustments***" by deleting the period at the end thereof and adding a comma and the word "plus", and then adding the following subsection (j) to the definition thereof:

> "(j) transaction fees and expenses related to completed acquisitions that, as of the Amendment No. 3 (First Lien Credit Agreement) Effective Date, cannot be capitalized as of January 1, 2009 pursuant to Financial Accounting Standard 141R."

(b) Section 2.18(a)(iv) of the First Lien Credit Agreement is hereby amended by amending and restating subclause (C) to read in full as follows:

> "(C) after giving pro forma effect to the incurrence of any Incremental Facility, neither the Total Leverage Ratio nor the First Lien Leverage Ratio shall be higher than that immediately prior to the application of the proceeds of the Incremental Facility;"

(c) Section 5.02(b) of the First Lien Credit Agreement is hereby amended by deleting the references to the amount of "$2,500,000" in subsections (iii) and (iv) thereof and replacing them with the amount "$12,000,000."

(d) Section 5.02(g) of the First Lien Credit Agreement is hereby amended by:

(i) deleting the word "and" at the end of clause (vi);

(ii) deleting the period at the end of clause (vii) and replacing it with ": and"; and

(iii) inserting the following new clause immediately after clause (vii):

> "(viii) at any time that Liquidity is greater than $3,000,000 as determined on the last day of any Measurement Period, the Borrower may return to the Equity Investors the amount of any previous Liquidity Contributions made to the Borrower by such Equity Investors, *provided* that after giving effect to such payment (x) Liquidity will be greater than $3,000,000, and (y) based on the financial projections most recently delivered to the Lenders by the Borrower, the Borrower reasonably expects that Liquidity will continue to be greater than $3,000,000 for a period of at least six consecutive months thereafter."

(e) Section 5.04(a) (Total Leverage Ratio) of the First Lien Credit Agreement is hereby amended by deleting the chart set forth therein and replacing it with the following chart:

Measurement Period Ended	Ratio
June 30, 2009 to December 31, 2009	4.75:1.00
March 31, 2010 to September 30, 2010	4.50:1.00
December 31, 2010 and thereafter	3.00:1.00

(f) Section 5.04(b) (First Lien Leverage Ratio) of the First Lien Credit Agreement is hereby amended by deleting the chart set forth therein and replacing it with the following chart:

Measurement Period Ended	Ratio
June 30, 2009 to December 31, 2009	3.20:1.00
March 31, 2010 to September 30, 2010	3.00:1.00
December 31, 2010 and thereafter	2.00:1.00

(g) Section 5.04(c) (Fixed Charge Coverage Ratio) of the First Lien Credit Agreement is hereby amended by deleting the chart set forth therein and replacing it with the following chart:

Measurement Period Ended	Ratio
June 30, 2009 to September 30, 2010	1.35:1.00
December 31, 2010 and thereafter	2.00:1.00

(h) Section 5.04(d) (Interest Coverage Ratio) of the First Lien Credit Agreement is hereby amended by deleting the chart set forth therein and replacing it with the following chart:

Measurement Period Ended	Ratio
June 30, 2009 to September 30, 2010	1.65:1.00
December 31, 2010 and thereafter	3.00:1.00

(i) Section 5.04 of the First Lien Credit Agreement is hereby amended by inserting the following new clause (e) immediately after clause (d):

> "(e) Minimum Liquidity. Until the occurrence of the Additional Equity Trigger Date, maintain Liquidity as of the last day of each Measurement Period of at least $3,000,000."

(j) Article VI of the First Lien Credit Agreement is hereby amended by adding the following new Section 6.03:

> "SECTION 6.03. Liquidity Cure. Notwithstanding anything to the contrary contained in Section 6.01, in the event of any Event of Default under Section 5.02(g) or Section 5.04(e) of this Agreement, as of the last day of each Measurement Period, within 15 Business Days following the end of such Measurement Period, (a) to the extent there is Investor Equity Maximum Capital Commitment available, the Borrower shall exercise its right to request additional capital contributions be made directly or indirectly to it from the proceeds of a capital call made pursuant to the Investor Equity Commitment Letter, or (b) the Borrower may otherwise request capital contributions be made directly or indirectly to it from the Equity Investors or other investors reasonably acceptable to the Administrative Agent, in each case in an amount sufficient to cure such Event of Default, and apply the proceeds thereof (the "***Liquidity Cure Right Proceeds***") to increase Liquidity with respect to such Measurement Period (the "***Liquidity Cure Right***"); *provided, however, that* (i) such Liquidity Cure Right Proceeds are actually received by the Borrower no later than 15 Business Days after the end of such Measurement Period, and (ii) such Liquidity Cure Right Proceeds must be in whole multiples of $500,000, whereupon such Event of Default shall be deemed to be cured. If at any time other than during the 15 Business Day period immediately following the end of a Measurement Period, the Borrower directly or indirectly issues Equity Interests to the Equity Investors or other investors reasonably acceptable to the Administrative Agent and applies the amount of the proceeds thereof to increase Liquidity with respect to any such Measurement Period (the "***Optional Liquidity Increase***"), such proceeds may be returned by the Borrower to the Equity Investors or other investors in accordance with Section 5.02(g)(viii) as at the last day of such Measurement period provided that the minimum Liquidity set forth in Section 5.04(e) remains satisfied."

SECTION 2. Conditions Precedent to Effectiveness. This Amendment No. 3 and the amendments to the First Lien Credit Agreement set forth herein shall become effective (the "Effective Date") on the date when each of the conditions set forth in this Section 2 shall have been satisfied:

(a) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment No. 3 executed by the Borrower, the Parent, the guarantors listed on the signature pages hereto and the Required Lenders;

(b) Payment of Fees and Expenses. The Borrower shall have paid (i) a fee to the Administrative Agent for the account of each Lender that executes and delivers this Amendment No. 3 prior to 12:00 P.M. on Monday, June 22, 2009 equal to 1.00% of such Lender's Revolving Credit Commitment, Swingline Commitment, Letter of Credit Commitment, Incremental Commitment and the outstanding principal amount of its Term B Loans under the First Lien Credit Agreement, and (ii) to the

extent previously invoiced to the Borrower, the agreed costs and expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 3; and

SECTION 3. Condition Subsequent to Effectiveness. On or before the date falling 30 days after the Effective Date, the Borrower shall have delivered to the Administrative Agent, a copy of the fully executed Investor Equity Commitment Letter, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4. Reference to and Effect on the First Lien Credit Agreement and other Loan Documents. (a) On and after the effectiveness of this Amendment No. 3, each reference in the First Lien Credit Agreement, the Notes, "this Agreement", "the Credit Agreement", "hereunder", "hereof", "thereunder", "thereof" or words of like import referring to the First Lien Credit Agreement shall mean and be a reference to the First Lien Credit Agreement, as amended by this Amendment No. 3.

(b) The First Lien Credit Agreement, as specifically amended by this Amendment No. 3, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment No. 3 shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Confirmation of Representations and Warranties. Each of the Loan Parties party hereto hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the First Lien Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Amendment No. 3, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

SECTION 6. Execution in Counterparts. This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 3 by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment No. 3.

SECTION 7. Governing Law. This Amendment No. 3 shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITEK ACQUISITION, INC., as Borrower
UNITEK MIDCO, INC., as Parent
UNITEK USA, LLC, as Guarantor
ADVANCED COMMUNICATIONS USA, LLC, as Guarantor
DIRECTSAT USA, LLC, as Guarantor
FTS USA, LLC, as Guarantor
WTW USA, LLC, as Guarantor

By: ______________________
Name: Peter S. Brodsky
Title:

ROYAL BANK OF CANADA, as Administrative Agent

By: ______________________

Name: Susan Khokher

Title: Manager, Agency

Lenders

ROYAL BANK OF CANADA

By: ______________________

Name: MARK S. GRONICH

Title: AUTHORIZED SIGNATORY

Landmark III CDO, LTD

By: Aladdin Capital Management, LLC

By: ______________________________
Name: Pallo Blum-Tucker
Title: Authorized Signatory

Landmark IV CDO, LTD

By: Aladdin Capital Management, LLC

By: ______________________________
Name: Pallo Blum-Tucker
Title: Authorized Signatory

Landmark V CDO, LTD

By: Aladdin Capital Management, LLC

By: ______________________________
Name: Pallo Blum-Tucker
Title: Authorized Signatory

Landmark VI CDO, LTD

By: Aladdin Capital Management, LLC

By: ______________________________
Name: Pallo Blum-Tucker
Title: Authorized Signatory

Citicorp USA, Inc.

By: ______________________
Name: Jim Williams
Title: Vice President (Citicorp USA, Inc.)

FIRSTRUST BANK

By: ______________________________
Name: Bryan T. Denney
Title: Senior Vice President

UNINV II, L.P.

By: UNINV II GP, LLC, its general partner

By: ELB Capital Management LLC, its sole member

By: ________________________

Name: Joseph D. Kestenbaum

Title: Member

Prospect Capital Corporation

By: [signature]

Name: GRIER ELIASEK

Title: PRESIDENT & COO PROSPECT CAPITAL

TriState Capital Bank

By: [signature]
Name: Mark W. Torie
Title: Senior Vice President

EMPORIA PREFERRED FUNDING I, LTD.
A.C. CORPORATION, ITS COLLATERAL MANAGER

By: KR Braddish
Name: KEVIN BRADDISH
Title: MANAGING DIRECTOR

EMPORIA PREFERRED FUNDING II, LTD.
A.C. CORPORATION, ITS COLLATERAL MANAGER

By: ______________________
Name: KEVIN BRADDISH
Title: MANAGING DIRECTOR

EMPORIA PREFERRED FUNDING III, LTD.
A.C. CORPORATION, ITS COLLATERAL MANAGER

By: _______________________
Name: KEVIN BRADDISH
Title: MANAGING DIRECTOR

ABLECO FINANCE LLC

By: [signature]
Name:
Title:

A4 FUNDING LP

By: A4 Fund Management, Inc., its General Partner

By: [signature]
Name:
Title:

A5 FUNDING L.P.
By: A5 Fund Management LLC

Its: General Partner

By: [signature]
Name:
Title:

OAK HILL CREDIT ALPHA FINANCE I LLC
By: Oak Hill Credit Alpha Fund, L.P.
its Member

By: Oak Hill Credit Alpha Gen Par, L.P.
its General Partner

By: Oak Hill Credit Alpha MGP, LLC,
its General Partner

By: ______________________

Name: Scott D. Krase

Title Authorized Signatory

OAK HILL CREDIT ALPHA FINANCE I (Offshore), Ltd.

By: ______________________

Name: Scott D. Krase

Title: Authorized Signatory

OAK HILL CREDIT OPPORTUNITIES FINANCING, Ltd.

By:____________________________
Name: Scott D. Krase
Title: Authorized Signatory

OHSF FINANCING, LTD.

By: ______________________________

Name: Scott D. Krase

Title: Authorized Signatory

OHSF II FINANCING, LTD.

By: ______________________

Name: Scott D. Krase

Title: Authorized Signatory

OHA CAPITAL SOLUTIONS FINANCING (OFFSHORE), LTD.

By:

Name: Scott D. Krase

Title: Authorized Signatory

OHA CAPITAL SOLUTIONS FINANCING (ONSHORE), LTD.

By:

Name:

Title:

Scott D. Krase
Authorized Signatory